LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present you with this annual report of Korea Capital Fund for the year ended August 31, 1997.

During this fiscal year, the Korea Composite Stock Price Index (KOSPI) dropped 11% from 781.49 to 695.37 points. Bankruptcies of prominent companies have increased the level of bad or questionable loans. The decrease in exports compared to imports and high inventory levels precipitated uncertainty about the Korean economy. As a result of these domestic factors, and the currency crisis in South-East Asia, many foreign investors have pulled out from the Korean stock market and domestic institutional investors have followed the trend. Experts also attribute the bearish market to the decrease in customer deposits and the increase in margin accounts.

We predict that the Korean stock market will gradually rise. We think that the unstable financial market will continue to squeeze debt-laden firms, and demand is still too weak to expect an immediate upturn. However, there are more positives than negatives, such as the expected double taxation treaties with Japan and Germany, and improving economic indicators such as the decrease in the trade deficit, price stability and forecast steady growth. We also expect the market to show a significant rebound after the presidential election and the signing of additional trade agreements.

With our forecast for a stock market recovery, companies earnings should improve accordingly. We will limit purchasing until after the presidential election. We will start buying blue chip stocks that have dropped immensely during this period. The Internal Revenue Service's rule limiting the Fund's ability to realize short term gains, which is unsuitable for stock management in Korea, was a major constraint to this year's performance. With the elimination of this rule in the coming fiscal year, we expect an improvement in performance.

We thank you for selecting Korea Capital Fund and look forward to serving you in the future.

Sincerely,



/s/ Indong Oh
Indong Oh
Chairman of the Board
Korea Capital Fund

                               KOREA CAPITAL FUND
         Value of $10,000 vs. Korea Composite Stock Price (KOSPI) Index



                                    KCF             KOSPI
             DATE                Non-Loaded         INDEX
             ----                ----------         -----

           02-Oct-92               10,000          10,000
--------------------------------------------------------------------------------
           28-Feb-93               11,370          12,261
           31-May-93               12,430          14,347
           31-Aug-93               10,890          12,679
           30-Nov-93               12,370          15,478
           28-Feb-94               12,339          17,523
           31-May-94               12,297          17,916
           31-Aug-94               11,711          18,007
           30-Nov-94               13,188          20,489
           28-Feb-95               10,442          16,890
           31-May-95               10,430          16,829
           30-Jun-95               10,541          17,049
--------------------------------------------------------------------------------
           31-Jul-95               10,663          17,803
           31-Aug-95               10,264          17,431
           30-Nov-95               10,552          17,741
           29-Feb-96               9,620           16,264
           31-May-96               9,831           17,222
           30-Aug-96               8,533           14,929
           29-Nov-96               7,545           13,854
           28-Feb-97               7,090           12,902
           31-May-97               7,301           14,432
           31-Aug-97               7,224           13,261
--------------------------------------------------------------------------------

KOREA CAPITAL FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 1997

------------------------------------------------------------------------------------------------------------

  Shares        COMMON STOCKS                                       80.01%            Market Value
------------------------------------------------------------------------------------------------------------
            Apparel Manufacturers                                    1.41%
      556   Nasan Company Limited                                                 $              10,165
    2,500   Youngone Corp.                                                                       51,245
                                                                                  ----------------------
                                                                                                 61,410
                                                                                  ----------------------
            Automobiles & Parts                                      2.26%
    2,650   Mando Machinery                                                                      98,363
                                                                                  ----------------------

            Banks                                                    4.58%
   20,000   Commercial Bank of Korea                                                             89,527
    6,795   Kookmin Bank                                                                         85,076
    1,766   Korea Long Term Credit Bank                                                          19,528
      490   Shinhan Bank                                                                          4,756
                                                                                  ----------------------
                                                                                                198,887
                                                                                  ----------------------
            Building Materials                                       0.81%
    3,000   Byucksan Corporation                                                                 35,235
                                                                                  ----------------------

            Cement                                                   2.24%
    1,150   Tae Won Mulsan                                                                       96,839
                                                                                  ----------------------

            Chemicals & Drugs                                        9.63%
   10,000   Hansol Chemical                                                                     210,520
    2,000   Kolon Chemical                                                                       84,208
    5,000   Pacific Chemical Co.                                                                123,542
                                                                                  ----------------------
                                                                                                418,270
                                                                                  ----------------------
            Consumer Products                                        4.62%
    2,000   Cho Kwang Paint Ind.                                                                 93,294
    1,000   Hankuk Glass Ind.                                                                    28,808
    1,400   Shinwon Industrial                                                                   35,212
    1,000   Youlchon Chemical                                                                    43,212
                                                                                  ----------------------
                                                                                                200,526
                                                                                  ----------------------
            Electronics                                              4.21%
    6,000   Iljin Electric & Machinery                                                          182,820
                                                                                  ----------------------

            Engineering & Construction                               1.16%
    5,000   Pum Yang Construction Co. *                                                          50,525
                                                                                  ----------------------

            Fire & Casualty Insurance                                5.54%
    4,100   LG Insurance Co. LTD                                                                240,768
                                                                                  ----------------------

            Food & Beverages                                         9.26%
    3,000   Cheil Jedang Corp.                                                                  123,985
    4,630   OB Brewery *                                                                        160,570
    3,000   Taihan Sugar Ind.                                                                   118,002
                                                                                  ----------------------
                                                                                                402,557
            Machinery & Equipment                                   12.74%
    2,500   Jungil Industrial                                                                   193,900
    4,000   Kuk Dong                                                                            162,654
    4,000   Rocket Electric co.                                                                 105,038

See Accompanying Notes to Financial Statements

    2,000   Tongyang Elevator                                                                    91,964
                                                                                  ----------------------
                                                                                                553,556
                                                                                  ----------------------
            Medical                                                  5.16%
    3,580   Whan In Pharmaceutical                                                              224,115
                                                                                  ----------------------

            Oil Refining & Marketing                                 4.38%
    3,000   Daehan City Gas Co.                                                                 130,301
    3,000   Ssangyong Oil Refining                                                               59,832
                                                                                  ----------------------
                                                                                                190,133
                                                                                  ----------------------
            Paper & Related Products                                 2.13%
    3,000   Serim Paper Mfg.                                                                     92,740
                                                                                  ----------------------

            Textiles                                                 4.79%
    4,700   Taechang Enterprise Co.                                                             208,304
                                                                                  ----------------------

            Transportation                                           2.08%
    6,000   Korea Airlines *                                                                     90,413
                                                                                  ----------------------

            Utilities                                                3.01%
    5,000   Korea Electric Power Corp.                                                          130,744
                                                                                  ----------------------


            TOTAL COMMON STOCK                                                                3,476,205
                                                                                  ----------------------


  Shares        PREFERRED STOCKS                                     0.85%            Market Value
--------------------------------------------------------------------------------------------------------

            Oil Refining & Marketing
    9,040   Korea Kumho Petro                                                                    37,060

            TOTAL PREFERRED STOCK                                                                37,060
                                                                                  ----------------------


Principle       REPURCHASE AGREEMENT                                20.05%            Market Value
------------------------------------------------------------------------------------------------------------

 $871,000   State Street Bank & Trust Co., 2.00%, dated
            8/29/97, to be repurchased at $871,214 on
            9/02/97; collateralized by U.S. Treasury Notes
            due 1/31/99 and 1/15/20, Value $885,000)
            (Cost $871,000)                                                       $             871,000
                                                                                  ----------------------

            TOTAL INVESTMENTS (Cost $4,813,606)                    100.91%                    4,384,265
                                                                                  ----------------------

            LIABILITIES IN EXCESS OF OTHER ASSETS                   -0.91%                      (39,323)
                                                                                  ----------------------

            NET ASSETS                                             100.00%        $           4,344,942
                                                                                  ======================

-----------------------------------------

            *Non-income producing security.

See Accompanying Notes to Financial Statements

KOREA CAPITAL FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

---------------------------------------------------------------------------------------------------------
ASSETS

          Investments in securities (Cost of $4,813,606)                                   $4,384,265
          Cash                                                                                    428
          Interest Receivable                                                                     145
          Receivable for securities sold                                                      271,277
          Due From Advisor                                                                     22,788
          Prepaid Expense                                                                       6,120
                                                                               -----------------------

                 Total Assets                                                               4,685,023
                                                                               -----------------------


LIABILITIES

          Foreign currency overdraft (Cost of $117,583)                                       116,822
          Due to Investment Manager                                                            99,784
          Accrued expenses                                                                     32,191
          Payable for Securities Purchased                                                     91,284
                                                                               -----------------------

                 Total Liabilities                                                            340,081
                                                                               -----------------------

NET ASSETS                                                                                 $4,344,942
                                                                               =======================

COMPOSITION OF NET ASSETS
          Paid in capital                                                                  $8,896,797
          Accumulated net investment expense                                                ($448,911)
          Accumulated net realized loss                                                    (3,672,221)
          Net unrealized depreciation on investments and
                 foreign currency                                                            (430,723)
                                                                               -----------------------

                 Net Assets                                                                $4,344,942
                                                                               =======================

CAPITAL SHARES OUTSTANDING                                                                    667,918
                                                                               -----------------------

NET ASSET VALUE PER SHARE                                                                       $6.51
                                                                               =======================

MAXIMUM OFFERING PRICE PER SHARE                                                                $6.82
                                                                               =======================

See Accompanying Notes to Financial Statements

KOREA CAPITAL FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 1997

---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
          Dividend income (Net of withholding taxes)                                          $65,955
          Interest income                                                                      34,673
                                                                               -----------------------

                 TOTAL INCOME                                                                 100,628
                                                                               -----------------------

EXPENSES:
          Investment management fees                                                           39,555
          Advisory and administration fees                                                     16,952
          Sub-Administration fees                                                              10,093
          12b-1 fees                                                                           14,127
          Custodian fees                                                                       19,136
          Fund Accounting fees                                                                 12,373
          Amortization of deferred organizational costs                                        56,920
          Audit fees                                                                            9,945
          Transfer agent fees                                                                   6,286
          Insurance expenses                                                                    1,680
          Other operating expenses                                                                235
                                                                               -----------------------

                 Gross expenses                                                               187,302
                 Expense reimbursement                                                        (51,575)
                                                                               -----------------------
                 Total expenses                                                               135,727

                 NET INVESTMENT EXPENSE                                                       (35,099)
                                                                               -----------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS

          Net realized loss on investments and foreign
                 currency transactions                                                     (1,883,607)
          Net change in unrealized loss on depreciation on
                 investments and foreign currency transactions                                641,229
                                                                               -----------------------

                 NET LOSS ON INVESTMENTS                                                   (1,242,378)
                                                                               -----------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                                ($1,277,477)
                                                                               =======================

See Accompanying Notes to Financial Statements

KOREA CAPITAL FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------

                                                                 For the      For the      For the     For the      For the
                                                                year ended   year ended   year ended  year ended   year ended
       Description                                               08/31/97     08/31/96     08/31/95    08/31/94    08/31/93*
------------------------------------------                       --------     --------     --------    --------    ---------
Beginning net asset value                                      $     7.69   $      9.26   $   11.18   $   10.89   $     10.00

Net investment expense                                              (0.28)        (0.15)      (0.07)      (0.17)        (0.09)

Net realized and unrealized gain (loss) on
      securities and foreign currency                               (0.90)        (1.42)      (1.20)       1.00          0.98

Distributions from capital gains                                      --            --        (0.27)      (0.54)          --
Return of capital                                                     --            --        (0.38)        --            --
                                                               ----------   -----------   ---------   ---------   -----------

Ending net asset value                                         $     6.51   $      7.69   $    9.26   $   11.18   $     10.89
                                                               ----------   -----------   ---------   ---------   -----------

Total return(1)                                                    -15.34%       -16.68%     -12.24%       7.52%         9.71%

Ratios/supplemental data:
Net assets at end of year (millions)                           $      4.3   $       8.1   $    11.9   $    14.0   $      10.0
Ratio of expenses to average net assets:
      Before expense reimbursement                                   3.32%         3.55%       2.63%       3.01%         5259%
      After expense reimbursement                                    2.40%         2.40%       2.40%       2.40%         2240%
Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement                                  -1.53%       -2.20%       -0.65%      -2.04%        -4279%
      After expense reimbursement                                   -0.62%       -1.06%       -0.40%      -1.44%        -1260%

Portfolio turnover rate                                            257.43%        43.23%      60.59%      63.00%       139.00%

Average commission rate paid(3)                                $   0.1186   $     0.1408        --          --            --
----------------------------

*     Since October 1, 1992 (commencement of operation).

(1) The Fund's sales charge is not included in the computation of total returns.
(2)  Annualized.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commissio rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See Accompanying Notes to Financial Statements

KOREA CAPITAL FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1997
--------------------------------------------------------------------------------

Note 1. Significant Accounting Policies. Korea Capital Fund (the "Fund") is a series of Korea Capital Trust (the "Trust"), an open-end registered investment company under the Investment Company Act of 1940. The Fund was incorporated in Massachusetts on August 24, 1992. The Fund seeks long term capital appreciation by investing primarily in securities of Korean issuers which are listed on the Korean Stock Exchange.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

1) Securities Valuation: Equity securities are valued at the last sale price (for exchange-listed securities) or the last bid price (for over-the-counter securities). Debt securities generally are valued at the mean of representative quoted bid or asked prices.

         In the event there are securities for which market quotations are not readily available, they are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Assets or liabilities initially quoted in Korean Won will be valued in U.S. dollars based on the prevailing exchange rate on the valuation date.

2) Securities Transactions: It is the Fund's policy to recognize security transactions on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recorded on an accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

3) Foreign Currency Transactions: The books and records of the Fund are maintained in United States dollars.

         Investment securities and other assets and liabilities are translated at the exchange rate on the valuation date, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective date of such transactions.

4) Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

         Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable United States income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

KOREA CAPITAL FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
AUGUST 31, 1997
--------------------------------------------------------------------------------

5) Deferred Organization Costs: These costs have been deferred and are being amortized ratably on a straight line basis over a period of sixty months from the date the Fund commenced investment operations. In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Fund's organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to those shares outstanding at the time of redemption. As of August 31, 1997, all of the deferred organization costs were fully amortized.

6) Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Capital Stock Transactions. The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01. Transactions of capital stock for the period ended August 31, 1997 were as follows:

                                               Shares                Amount
                                               ------                ------

         Shares sold/reinvested                       0        $           0
         Shares redeemed                       (384,160)          (2,467,259)
                                         --------------        -------------
         Net decrease                          (384,160)       $  (2,467,259)
                                         ==============        =============

Note 3.  Transactions with Affiliates

         Advisory and Administration Agreement: The Trust, on behalf of the Fund, has approved an Investment Advisory and Administration Agreement with Daehan Securities, Inc. ("Daehan"). The Investment Advisory fee is computed daily and paid monthly by the Fund at the annualized rate of .30% of the Fund's average daily net assets. For the period ended August 31, 1997, the Fund incurred $16,952 in advisory and administration fees.

         Investment Management Agreement: The Trust, on behalf of the Fund, has approved a Management Agreement with Korea Investment Management Europe Ltd. (the "Manager"). Management fees are computed daily and paid quarterly by the Fund at the annualized rate of .70% of the Fund's average daily net assets. For the period ended August 31, 1997, the Fund incurred $39,555 in management fees.

         Distribution Agreements: The Trust has approved an agreement with Daehan whereby Daehan shall be the principal underwriter for the sale of shares of the Fund. For its services as distributor, Daehan receives a fee calculated as 0.25% of the Average Daily Net Assets which amounted to $14,127 for the period ended August 31, 1997.

         Expense Limitations: Daehan and the Manager have undertaken to limit the Fund's

KOREA CAPITAL FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
AUGUST 31, 1997
--------------------------------------------------------------------------------

         expenses to the annual level of 2.4% of the Fund's average net assets, exclusive of brokerage commissions, interest, taxes and extraordinary expenses. Of this limitation, Daehan and the Manager have agreed to reimburse 30% and 70%, respectively. For the period ended August 31, 1997, this amount was $42,259.

         As of August 31, 1997, the Fund had the following receivables and payables with Daehan and the Manager:

                                                                              Daehan          Manager
                                                                              ------          -------
         Receivable for expense reimbursement                              $    27,610    $    138,896
         Payable for advisory and administration/management fees           $   (4,822)    $   (238,680)
                                                                           ---------------------------
             Net receivable/(payable)                                      $  (22,788)    $   (99,784)
                                                                           ===========================

Related Party Transactions. As of August 31, 1997, the Fund shares owned by the Fund's sub-custodian, Bank of Seoul, totaled approximately 630,344 shares of 667,918 outstanding.

Note 4. Investment Transactions. Purchases and sales of securities, other than short-term investments, for the period ended August 31, 1997 were $11,728,956 and $13,386,180, respectively.

The gross unrealized appreciation and depreciation for book purposes of portfolio securities at August 31, 1997 was:

            Unrealized appreciation                      $      23,400
            Unrealized depreciation                           (452,741)
                                                           -----------
                     Net unrealized depreciation         $    (429,341)
                                                           ===========

Note 5. Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

         If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Note 6. Off Balance Sheet Risks. As of August 31, 1997, the Fund held approximately 80% of its total net assets in Korean equities. Accordingly, this investment style involves consideration of certain factors not typically associated with investing in securities of U.S. issuers. The securities market of Korea is substantially smaller and less developed than that of the United States. As a result, there may be greater price fluctuations. Disclosure and regulatory standards in Korea are less stringent than U.S. standards.

KOREA CAPITAL FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)
AUGUST 31, 1997
--------------------------------------------------------------------------------

Furthermore, there is a lower level of monitoring the regulation of the markets and investor activities by the Korean governing agencies. As these balances represent significant portions of the Fund's net assets, certain market and currency exchange fluctuations as well as the Korean economic and political situations, may have a significant impact on the Fund's net asset value. It is the Fund's policy to continuously monitor its exposure to these risks.

REPORT OF INDEPENDENT AUDITORS
------------------------------


To the Shareholders of
         Korea Capital Fund and
the Board of Trustees of
         Korea Capital Trust

         We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Korea Capital Fund (a series of Korea Capital Trust) as of August 31, 1997, and the related statements of operations and changes in net assets and the financial highlights for the fiscal year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements for the year ended August 31, 1996 and the financial highlights of the Fund for the years ended August 31, 1996, August 31, 1995, August 31, 1994 and for the period October 1, 1992 (commencement of operations) to August 31, 1993 were audited by other auditors whose report dated October 15, 1996 expressed an unqualified opinion on those financial statements and financial highlights.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Korea Capital Fund as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.



                                                     George S. Bay & Co.


Los Angeles, California
October 30, 1997